Thomas White Funds Family
                                        OFFICERS AND TRUSTEES

                                             Thomas S. White, Jr.
                                             Chairman of the Board
                                             and President

                                             Jill F. Almeida
                                             Trustee

                                             Philip R. Haag
                                             Trustee

          Semi-Annual Report                 Nicholas G. Manor
                                             Trustee

          American Enterprise Fund           Edward E. Mack III
          American Opportunities Fund        Trustee
             International Fund
                                             John N. Venson, D.P.M.
                                             Trustee
               April 30, 2000
                                             Douglas M. Jackman
                                             Vice President and Treasurer

                                             Brandon S. Joel
                                             Vice President and Treasurer

                                             David Sullivan II
                                             Assistant Treasurer



                                        INVESTMENT ADVISER AND
                                        ADMINISTRATOR
                                             Thomas White International, Ltd.
                                             440 S. LaSalle Street, Suite 3900
                                             Chicago, Illinois 60605-1028

                                        CUSTODIANS
                                             The Northern Trust Company
                                             Chicago, Illinois
                                             Firstar Bank, N.A.
                                             Milwaukee, Wisconsin

                                        LEGAL COUNSEL
                                             Dechert
                                             Washington, DC

                                        INDEPENDENT ACCOUNTANTS
                                             PricewaterhouseCoopers LLP
                                             Chicago, Illinois

                                        TRANSFER AGENT
                                             Firstar Mutual Fund Services LLC
                                             Milwaukee, Wisconsin


For current performance, net asset value, or for assistance with your account, please contact the Funds Family at 800-811-0535 or visit our web Site at www.thomaswhite.com.

                          The Thomas White Funds Family
                          Capturing Value Worldwide SM


[Graphic Omitted]

THOMAS WHITE FUNDS FAMILY



Thomas White is the Funds' President and Portfolio Manager. He has been an active investor since joining Goldman Sachs in 1966. His interests have always been global. As a boy he grew up around the world, living and traveling throughout Europe, North America and the Far East before graduating from Duke University in 1965. Over his thirty-three years as an investment manager, he has been with Lehman Brothers, Blyth Eastman Dillon and until 1992, fourteen years with Morgan Stanley. At Morgan Stanley, he was a Managing Director and the Chief Investment Officer for the firm's American valuation-oriented equity investing.

Together with the organization's team of seasoned domestic and international analysts, Mr. White directs the management of portfolio investments in Europe, Africa, North America, Latin America, Japan and Asia. The firm's research division, the Global Capital Institute, produces monthly publications which provide investment advice on the relative attractiveness of 2,400 common stocks in forty-seven countries. These are purchased by major institutional asset management organizations worldwide.

THE FOLLOWING LETTER WAS WRITTEN BY MR. WHITE, THE FUNDS' PRESIDENT:
                                             June 30, 2000

Dear Friends,

     Our funds family has just celebrated its sixth birthday. We sincerely hope that you, as a member of our shareholder family, have enjoyed your relationship with us as much as we, the nineteen professionals of Thomas White International, have enjoyed managing your investments.

     As professionals, we take pride in our investment efforts and feel that we benefit from a close rapport with our clients. For those of you who have not been in our offices in Chicago, we would welcome your visit. Your calls to discuss the Funds and market conditions have grown in number over the years. We encourage this sort of dialogue. Please call me, Doug Jackman, Brandon Joel or David Sullivan in our Chicago office at 312-663-8300.

The Market Outlook

     On March 3rd we sent a letter to shareholders discussing the state of the market. The following portions of the letter summarizes our feelings at the time:

     The new millennium presents a bright future driven by the benefits of globalization and rapid technological advances. Influenced by this dazzling prospect, as well as the uninterrupted stock market advance of the last decade, investors have driven up "new economy" stocks to valuation levels never before imagined.

     Where is the money coming from to fuel this explosion? It comes from the indiscriminate sale of stocks in the remaining 70% of the market, a zone now labeled the "old economy." This is the primary reason explaining the decline in these stocks. Indeed, many of these companies are setting records for earnings and profitability due to the strong economy. The tech-related selling of these companies, combined with healthy earnings, has produced the opportunity to buy them at extremely low valuations.

     "Houses are best built on stone, not sand. Our thorough stock selection approach emphasizes the use of time-tested, fundamental valuation measurements and analyst judgement. The objective is to determine a company's intrinsic business worth."

     "Our research division, the Global Capital Institute, is leading the asset management industry in the development of techniques to successfully value modern global companies."

     The desire to participate in the "new economy" is perfectly understandable and correct, but it is important to invest intelligently. The goal is to take advantage of growth opportunities, while also to avoid the large capital losses that are possible with record high valuations.

     Our professionals stress the disciplined use of business-like valuations to determine whether a company is under or overvalued. We do not use short-term approaches, such as chasing overvalued stocks, which we believe will have poor performance over the long term. Understandably, this rational approach may not function well in the brief periods when market environment is irrational. Accordingly, in the short-term we do not expect the portfolios to outperform until the current technology euphoria burns itself out. Until then, it is important that we keep you informed and continue to build your confidence in our investment methods and conclusions.

     Three weeks after the letter was sent, most of the overvalued technology stocks peaked in price, then fell sharply in April and May. They have rallied this month (June), but have only recovered a portion of their decline. The Internet stocks, the most extreme examples of overvaluation, fell the hardest. Amazon.com, which we used as an example in the letter, has declined 50% since our comments. Does this price action signal a change in the market leadership? We believe it does for reasons stated in our earlier letter:

     "Alan Greenspan says he will raise interest rates until the market declines. It's his responsibility to discourage this unhealthy speculation in tech stocks. We should take him at his word. Investors are in such frenzy, that they`ve stopped listening to him."

     "The only reason people continue to chase many tech stocks well beyond their fair values is their strong performance. The timing is uncertain, but the end won't be pleasant for those left holding overvalued shares."

     Our message was that when overvalued technology stocks stop outperforming, investors would abandon them. This currently appears to be happening. Overvalued stocks should logically decline until reaching their proper values as businesses and, since they currently trade way above these values, the falls could be dramatic.

     In time, this phase of market history will be remembered as just another period of speculative excess. Stories will be told of how investors abandoned all sense of perspective and began paying astronomical valuations just because the stocks kept going up.

     As a professional investor since 1966, it is my job not to get swept away by the crowd. During speculative times, the advice you receive from an organization like ours may seem conservative. Moreover, during these unusual periods our investment style and our mix of stocks may appear too cautious and, as has happened over the last twelve months, our performance will typically trail the broad averages.

     Fortunately, our clients recognize the current market conditions as speculative, and understand that our present strategy is appropriate. Two-way dialogue on these matters is helpful to our professionals and benefits our family of shareholders.

Portfolio Strategy

     Our investment strategy is to own well-run, undervalued companies in most every sector of the economy and across the major regions of the world. This broad diversification promotes stable returns. Currently, our portfolios have an industry weight in technology that is low relative to the market.

     With regard to stock selection, we have increased the average size and quality of the companies in our portfolios. Our analysts believe that large corporate scale is more necessary than ever to operate globally and to afford the huge capital expenditures in technology, which improve productivity.

     In short, we believe that our domestic and international portfolios are appropriately diversified and contain quality companies. These equities should benefit in time from the exciting future we envision. We consider ourselves very fortunate that the markets offer so many undervalued opportunities.

     As we have always said, equity investing should reward the patient investor who uses disciplined, business-like valuation techniques and has realistic long-term goals.

     All of us at the Thomas White Funds Family appreciate your confidence. We look forward to hearing from you with any thoughts or questions you have regarding your investment needs.

       Thomas S. White, Jr.
       President and Portfolio Manager

--------------------------------------------------------------------------------
                         THE FUNDS HAVE IDENTICAL GOALS

     The   investment   objectives   of  the   American   Enterprise,   American
Opportunities and International Funds are to achieve long-term capital growth.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE THOMAS WHITE FUNDS'
INVESTMENT PHILOSOPHY

I. Superior returns can come from properly harnessing the high potential inherent within undervalued companies.

II. A valuation-oriented investment approach can capture this potential while maintaining a lower risk profile.

III. Management emphasizes owning broadly diversified portfolios of undervalued companies that have solid cash flows, attractive growth potentials and appropriately conservative balance sheets.

IV. The Advisor adheres to a long-term investment approach, and it does not attempt to project short-term changes in the general market.
--------------------------------------------------------------------------------

THE THOMAS WHITE FUNDS FAMILY
The American Enterprise Fund (Large-cap value)
The American Opportunities Fund (Mid-cap value)
The International Fund (Foreign equities)

     Mutual fund investors and their advisors have grown increasingly sophisticated in the management of retirement accounts. Funds are allocated by their investment style, cap size and between domestic and foreign stocks. The objective of this careful diversification is smoother performance. The Thomas White Funds described below should be used as individual components within an investor's total investment portfolio:

I.  The International Fund

     We believe globalization will accelerate in the next decade. This trend started with the demise of the Soviet Union as a superpower and will speed up with the growing availability of the Internet worldwide.

     The Fund is designed to represent the international equity component of an investor's portfolio of funds. It owns a broadly diversified list of undervalued common stocks located in all the major global industries. These securities are also widely diversified by geographical region and in both developed market and emerging market countries.

     Last August, Forbes Magazine honored the International Fund by placing it in their International Stock Funds "Best Buy List." We were the youngest of the twelve world funds making this list.

II. The American Enterprise Fund

     The American Enterprise Fund is designed to represent the large-cap value portion of our client's U.S. equities.

III. The American Opportunities Fund

     The American Opportunities Fund is designed to represent the mid-cap value portion of our client's U.S. equities.

--------------------------------------------------------------------------------

                             THE WORLD HAS CHANGED.
              ADDING AN INTERNATIONAL FUND TO U.S. EQUITY HOLDINGS
    OFFERS THE POTENTIAL FOR BOTH IMPROVED PERFORMANCE AND SMOOTHER RETURNS.

GLOBAL STOCK MARKET ALLOCATION

                         Dec       Dec       Dec       Dec       Dec
                         1960      1970      1980      1990      1999
                         ----      ----      ----      ----      ----
Developed Markets
-----------------

Canada                   5%        4%        3%        2%        2%

Europe                  22%       22%       23%       25%       32%

Pacific                  3%        8%       16%       27%       15%

United States           70%        66%      57%       43%       46%

Emerging Markets        .1%        .2%      .8%       .3%       .5%
----------------       -----      -----    -----      -----     ----
                       100%       100%      100%      100%      100%
Global Market
Value ($trillions)    $0.5        $2.0      $4.1      $8.2     $22.1

There has been growth in the relative size of developed and emerging markets outside the United States since 1960. This means investors can now choose to employ wider diversification in the design of their equity portfolios.

Thomas White suggests shareholders hold both its American Funds and its International Fund to obtain smoother returns.

History shows that broad global diversification has lowered the volatility associated with single country portfolios.

Source:  Global Capital Institute
--------------------------------------------------------------------------------

     Both of our American Funds seek to obtain superior long-term returns while attempting to limit investment risk. The portfolios will be constructed to take full advantage of our research department's ability to discover attractive investment opportunities in each major business sector within the United States. History shows that careful industry and company diversification can help lower portfolio volatility and reduce risk during difficult market environments.

     The American Enterprise Fund uses a valuation-driven large-cap investment style and will select most of its stocks from those in the top 80% of the market's capitalization. These stocks currently have cap sizes down to six billion dollars.

     The American Opportunities Fund will use a valuation-driven mid-cap investment style and will select most of its stocks from those in the bottom 20% of the market's capitalization. These stocks currently have cap sizes below six billion dollars.

     The two American Funds are designed to complement each other. The American Enterprise Fund will tend to have superior returns during periods, like recently, where larger stocks are outperforming. The American Opportunities Fund will tend to have superior returns during periods where smaller stocks outperform.

THE FUNDS ARE INVESTOR FRIENDLY.

     The Funds are 100% no-load, a distinct advantage since sales charges and 12b-1 fees reduce a shareholder's return. Each Fund has average or below average total expenses, in relation to their peers, and attempts to maintain low portfolio turnover, which is tax-efficient. In addition to managing mutual funds, our asset management division runs U.S. large-cap, small-cap and fixed-income portfolios for clients. All of our investment asset classes use our traditional valuation-oriented investment approach.

 THE FUNDS HAVE COMMON OBJECTIVES

     The common goals of the Thomas White Funds are to provide our shareholders with solid performance and above average portfolio stability.

     We attempt to design funds that give shareholders a comfortable ride, despite being exposed to the stressful world of equities. Shareholders that can "stay the course" and maintain a well thought out, long-term strategy, have traditionally done well in equities. Nervous equity investors, exposed to volatile funds, tend to make mistakes they regret later.

     We attempt to make our Fund shareholders feel comfortable within the volatile world of the stock market.

     First, we design portfolios to have strong performance and to be more stable than most other similar funds. We select stocks on the basis of how they will perform in both rising and declining markets. Our 100%-owned research unit, the Global Capital Institute, provides us with an ongoing flow of attractive stocks in most every industry and country. This gives us the ability to construct carefully diversified portfolios. Owning undervalued companies in all of the major industries or countries can moderate the disruption caused by unpredictable business and market cycles. Strong and weak sectors tend to offset each other, producing smoother overall performance, as well as the value added which comes from owning undervalued stocks.

     Second, we try to attract and serve the prudent, long-term investor and discourage speculators. Please recall "Designing a Lifetime Investment Plan" and "The Power of Long-Term Investment Plans" in the front of the Funds' prospectus. Our Funds are applicable to these sorts of plans. Long-term shareholders also produce fewer fund redemptions and therefore lower portfolio turnover in the Funds. They also allow us to hold less liquidity-related cash, which also improves long-term performance.

     Third, we encourage shareholders to develop confidence in our advice. Working with a trusted advisor increases the likelihood of investment success. We take great pride as professionals in assisting clients to attain their investment goals. We know that our clients' accomplishments depend on their knowledge, planning and self-discipline. Accordingly, we attempt to focus our regular shareholder communications in these areas.

      Finally, we send out special letters during periods of market stress. These are normally delivered in a timely fashion by fax or e-mail. Shareholder response to these letters has been quite enthusiastic. A complete set of past shareholder letters and reports are available at our website, www.thomaswhite.com or by calling 1-800-811-0535.


         "The common goals of the Thomas White Funds are to provide our shareholders with solid performance and above average
                            portfolio stability. . .

             Shareholders that can "stay the course" and maintain a
                   well thought out, long-term strategy, have
                      traditionally done well in equities."

--------------------------------------------------------------------------------
          THOMAS WHITE AMERICAN ENTERPRISE FUND
                    TOP TEN HOLDINGS
                    ON APRIL 30, 2000
                BASED ON TOTAL NET ASSETS
--------------------------------------------------------------------------------

Company                                    % of Total
Industry                                    Net Assets
----------------------------------------------------------

Liberty Media Group                             3.4%
Services
----------------------------------------------------------

WorldCom, Inc.                                  2.7%
Communications
----------------------------------------------------------

General Electric Co.                            2.5%
Industrial
----------------------------------------------------------

Wal-Mart Stores, Inc.                           2.4%
Consumer Retail
----------------------------------------------------------

EMC Corporation                                 2.2%
Technology
----------------------------------------------------------

Royal Dutch Petroleum Co.                       2.2%
Energy
----------------------------------------------------------

Merck & Co, Inc.                                2.1%
Health Care
----------------------------------------------------------

Eli Lilly and Co.                               2.0%
Health Care
----------------------------------------------------------

Citigroup, Inc.                                 2.0%
Financial Diversified
----------------------------------------------------------

American Int'l Group, Inc.                      1.9%
Insurance
--------------------------------------------------------------------------------


Thomas White American Enterprise Fund
(Ticker: TWAGX)

     The American Enterprise Fund has returned an annualized 13.19% since its inception on November 1, 1998. While this return is similar to the average US equity return since 1926, it is below the S & P 500's return (22.02%) over the same eighteen-month period. Our choice to hold a below benchmark portfolio weight in the technology industry was largely responsible for our lagging the general market. The Fund has outperformed the Russell 1000 value style index (10.00%) since inception. Over the last twelve months, the Fund returned 0.10%, the Russell Value -3.87%, and the S & P 500 10.14%.

     We certainly do not want to give our shareholders the impression that we are ever satisfied with underperforming the general market. Unfortunately, in times when we believe that certain segments of the market are at high, unsustainable levels, we will reduce our exposure to those areas. As stated in our communications over the last year, we do not expect to surpass the S & P 500's returns until the technology sector begins returning to its normal valuations. This could be occurring now, but if not, we feel the time is close at hand.

     The concept of having contrasting conservative versus aggressive funds is to allow investors to select a mix that best fits their needs. This Fund is designed to be the core component for the long-term investor. A long-term investment plan typically has several U.S. funds, a foreign and a bond fund. An aggressive growth fund, or perhaps a technology fund, should have a smaller weight than a core fund. Growth funds are likely to be much more volatile, and typically will fall sharply in a bear market.

     Does the Fund's design as a core value-oriented Fund imply that we believe it will under-perform a growth or technology funds in the long term? Certainly not! Our performance objective is the same, but growth funds most often outperform in more speculative years.



--------------------------------------------------------------------------------
                      THOMAS WHITE AMERICAN ENTERPRISE FUND
                              INDUSTRY DISTRIBUTION
                                ON APRIL 30, 2000
                          BASED ON LONG-TERM SECURITIES
--------------------------------------------------------------------------------

Aerospace                                       0.8%
------------------------------------------------------------
Banking                                         4.4%
------------------------------------------------------------
Building                                        0.5%
------------------------------------------------------------
Capital Goods                                   0.6%
------------------------------------------------------------
Chemicals                                       0.9%
------------------------------------------------------------
Communications                                  8.9%
------------------------------------------------------------
Consumer Durables                               2.0%
------------------------------------------------------------
Consumer Retail                                 5.4%
------------------------------------------------------------
Consumer Staples                                5.9%
------------------------------------------------------------
Energy                                          7.3%
------------------------------------------------------------
Financial Diversified                           8.6%
------------------------------------------------------------
Health Care                                     8.5%
------------------------------------------------------------
Industrial                                      10.7%
------------------------------------------------------------
Insurance                                       3.5%
------------------------------------------------------------
Metals                                          1.0%
------------------------------------------------------------
Paper & Forest Products                         0.6%
------------------------------------------------------------
Services                                        9.5%
------------------------------------------------------------
Technology                                      17.3%
------------------------------------------------------------
Transportation                                  0.5%
------------------------------------------------------------
Utilities                                       3.1%
------------------------------------------------------------
Total                                          100.0%
--------------------------------------------------------------------------------


     The best way we can describe the American Enterprise Fund is to describe the three components of its portfolio design:

     1) We avoid market timing. Our organization's approach is to stay fully invested since we do not believe we can time the market.

     2) We emphasize stock selection. We stress this area because our major strength is accurate stock selection within major industry sectors. Our ten investment analysts are industry specialists.

     3) We use broad industry diversification. We want the portfolio to include as many industries as possible. Industry weights are based upon their relative valuations and their volatility. Our Fund's industry mix differs from the general market benchmark (the S&P 500) because of our preference for smoother returns and superior down market performance.

     Given its preference for stability over volatility, the American Enterprise Fund will tend to underweight industries that have high valuations relative to their own history. The current popularity of the technology industry is a case in point. The industry has surged recently to a record high valuation level relative to its past and now represents 26% of the S&P 500. Our portfolio exposure is 13.1%. Having 26% of the portfolio in just one industry (of 20), which is so highly volatile, would be inconsistent with our Fund's investment strategy.

     Despite a lower weight in the technology industry, our stock selection within the group has been excellent with a number of our stocks up well over 100%. Given the background of our professional security analysts, our accuracy is not surprising. Their educations include two with Ph.D.'s in physics, two with math Ph.D.'s, and one with a Ph.D. in biochemistry.

     In summary, we advise you to maintain our American Enterprise Fund as your core equity holding.

PERFORMANCE AT A GLANCE

--------------------------------------------------------------------------------
Relative Performance            American    Russell 1000    S&P 500
April 30, 2000                 Enterprise       Value
--------------------------------------------------------------------------------

Year-to-Date 2000                -2.44%        -0.69%       -0.78%
--------------------------------------------------------------------------------

One Year Total Return            0.10%         -3.87%       10.14%
--------------------------------------------------------------------------------

Annualized Total Return          13.19%        10.00%       22.02%
Since Inception (11/1/98)
--------------------------------------------------------------------------------
The S&P 500 is a market-weighted index of the largest 500 companies. Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. All indices are unmanaged and returns assume the reinvestment of dividends.
--------------------------------------------------------------------------------



                          The American Enterprise Fund
                                       vs
                        the Russell 1000 Value Index and
                                   the S&P 500
                       November 1, 1998 to April 30, 2000


[GRAPHIC OMITTED]


Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Thomas White American Opportunities Fund
(Ticker: TWAOX)

     The American Opportunities Fund began on March 4, 1999. It has the same valuation-driven investment style as our large-cap American Enterprise Fund, but owns a much wider range of stocks. Most of these positions are mid-cap and small-cap companies. Given that our research professionals regularly value 1700 American companies, this Fund allows us to take full advantage of every investment opportunity we discover, not just the large caps. The Fund currently has 211 stocks in all twenty of the American industry groups.

     The Fund will strive to outperform the large-cap indices over time, but since its stocks are equally divided between the large-cap, mid-cap and small-cap groupings, we shall use the Russell Midcap Index as a benchmark. When space allows, we will also show the Russell 1000 large-cap benchmark and the Russell 2000 small-cap benchmark as well as the corresponding Russell value indices.

     In the roughly fourteen months since its start, the Opportunities Fund has returned an annualized 11.6%. The Russell value style mid-cap index returned 5.1%. The Russell mid-cap index returned 24.3%. The Fund's returns reflected its value style being strongly out-of-favor.

     We were very pleased to have the American Opportunities Fund highlighted in the Featured Funds section of the Morningstar Mutual Funds publication this past October 21st. The final paragraph of the write-up concludes "Thanks to solid stock picking this offering has outpaced its mid-blend peers for its first six months of existence. More important, the firm's institutional mid-cap product has consistently provided returns superior to the Russell Midcap index for the past five years."


--------------------------------------------------------------------------------
                   THOMAS WHITE AMERICAN
                    OPPORTUNITIES FUND
                     TOP TEN HOLDINGS
                     ON APRIL 30, 2000
               BASED ON TOTAL NET ASSETS
--------------------------------------------------------------------------------

Company                            % of Total
Industry                           Net Assets

Oracle Corporation                 2.2%
Technology
----------------------------------------------------
Apple Computer, Inc.               1.7%
Technology
----------------------------------------------------
Corning Incorporated               1.4%
Technology
----------------------------------------------------
EMC Corporation                    1.3%
Technology
----------------------------------------------------
Microchip Technology Inc.          1.3%
Industrial
----------------------------------------------------
Broadwing Inc.                     1.2%
Communications
----------------------------------------------------
Lexmark International Grp., Inc.   1.1%
Technology
----------------------------------------------------
Phillips Petroleum Co.             1.1%
Energy
----------------------------------------------------
Nokia Corporation                  1.1%
Technology
----------------------------------------------------
Siebel Systems, Inc.               1.1%
Technology
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   THOMAS WHITE AMERICAN
                    OPPORTUNITIES FUND
                   INDUSTRY DISTRIBUTION
                     ON APRIL 30, 2000
               BASED ON LONG-TERM SECURITIES
--------------------------------------------------------------------------------

Aerospace                                       1.0%
------------------------------------------------------------
Banking                                         6.0%
------------------------------------------------------------
Building                                        0.4%
------------------------------------------------------------
Capital Goods                                   2.7%
------------------------------------------------------------
Chemicals                                       1.7%
------------------------------------------------------------
Communications                                  6.2%
------------------------------------------------------------
Consumer Durables                               2.4%
------------------------------------------------------------
Consumer Retail                                 4.0%
------------------------------------------------------------
Consumer Staples                                6.2%
------------------------------------------------------------
Energy                                          6.1%
------------------------------------------------------------
Financial Diversified                           6.3%
------------------------------------------------------------
Health Care                                     9.2%
------------------------------------------------------------
Industrial                                      13.2%
------------------------------------------------------------
Insurance                                       2.6%
------------------------------------------------------------
Metals                                          0.5%
------------------------------------------------------------
Paper & Forest Products                         0.8%
------------------------------------------------------------
Services                                        10.2%
------------------------------------------------------------
Technology                                      15.4%
------------------------------------------------------------
Transportation                                  1.3%
------------------------------------------------------------
Utilities                                       3.8%
------------------------------------------------------------
Total                                          100.0%
--------------------------------------------------------------------------------


     The Opportunities Fund was started at what we believe will soon be the beginning of a performance shift away from larger stocks. Investors are realizing that after four years of large stock outperformance, there are many bargain-priced smaller companies.

     The performance of the Opportunities Fund will probably be more volatile than that of its large brother, the Enterprise Fund. This is because smaller-cap stocks tend to rise and fall more than larger companies. The good news is that smaller-cap stocks tend to outperform larger companies over time. We will attempt to moderate this volatility in the following four ways.

     First, we will use broad company diversification. This will reduce the higher risk inherent in smaller, more fragile companies with less substance.

     Second, we own stocks in all three capitalization classes. This will stabilize the Fund's performance when small-caps are out of favor and perform badly. Size diversification should also moderate down market performance when smaller-cap stocks tend to underperform.

     Third, we will use broad industry diversification. This moderates the portfolio's exposure to business cycle extremes.

       Fourth, we will predominately use a valuation-oriented stock selection approach that traditionally produces lower portfolio volatility.

     As of April 30th, the Fund's wide diversification was reflected by the fact that its top ten holdings represented just 13.5% of total assets. This compares to the Morningstar average of all mid-cap funds of 35.5%.1

1 Data is the most recently available from Morningstar Principia (5/31/00). The average was of the 987 funds that Morningstar categorized as mid-cap.

PERFORMANCE AT A GLANCE

--------------------------------------------------------------------------------

Relative Performance             American       Russell        Russell
April 30, 2000                 Opportunities     Midcap        Midcap
                                   Fund          Value          Index
--------------------------------------------------------------------------

Year-to-Date                       1.98%         1.41%          4.88%
--------------------------------------------------------------------------

One Year Total Return              5.31%         -4.48%        16.02%
--------------------------------------------------------------------------

Annualized Total Return           11.58%         5.11%         24.25%
Since Inception (3/4/99)
--------------------------------------------------------------------------------
Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 31% of the total market capitalization of the Russell 3000 Index. Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. This represents approximately 11% of the total market capitalization of the Russell 3000 Index. All indices are unmanaged and returns assume the reinvestment of dividends.
--------------------------------------------------------------------------------

                         The American Opportunities Fund
                                       vs
                       the Russell Midcap Value Index and
                                the Midcap Index
                         March 4, 1999 to April 30, 2000


[GRAPHIC OMITTED]



Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

                         THOMAS WHITE INTERNATIONAL FUND
                                TOP TEN HOLDINGS
                                ON APRIL 30, 2000
                            BASED ON TOTAL NET ASSETS
--------------------------------------------------------------------------------

Company                                   % of Total
Industry, Country                          Net Assets
---------------------------------------------------------

StMicroelectronics                             2.2%
Technology, France
---------------------------------------------------------

Total Fina Elf                                 2.0%
Energy, France
---------------------------------------------------------

KPN                                            2.0%
Communications, Netherlands
---------------------------------------------------------

Vodaphone AirTouch                             1.8%
Communications, United Kingdom
---------------------------------------------------------

Ericsson ADR                                   1.7%
Communications, Sweden
---------------------------------------------------------

Telefonica de Espana                           1.4%
Communications, Spain
---------------------------------------------------------

Deutsche Telekom                               1.3%
Communications, Germany
---------------------------------------------------------

Royal Dutch Petroleum                          1.3%
Energy, Netherlands
---------------------------------------------------------

BP Amoco                                       1.2%
Energy, United Kingdom
---------------------------------------------------------

Telefonos de Mexico                            1.2%
Communications, Mexico
---------------------------------------------------------


Thomas White International Fund
(Ticker: TWWDX)

     The international equity markets outperformed US equities over the last twelve months, again demonstrating the wisdom of global diversification. Using the MSCI indices, the All-Country less US index (with gross dividends) returned 16.6% versus a 9.5% return for the US.

     The world's developed-market countries less the US (net) returned 15.1%. Within regions, Europe returned 10.0%, Canada 46.3%, and the Pacific 23.1%. More specifically, Continental Europe returned 17.3%, the UK -6.1%, Japan 28.9% and the Pacific less Japan 1.9%.

     The world's emerging-market countries free index returned 22.1%. Within regions, Europe and the Middle East returned 46.5%, Latin America 14.1% and Asia 23.8%.

     The Thomas White International Fund returned 12.61% over the last twelve months. As with our domestic Funds, the reason that the Fund under performed our MSCI All-Country less US benchmark (16.55%) was our value style. The telecommunication, Internet, media and technology sectors (called the TMT sector in Europe) have been driven to the same excessive valuations around the world. This is especially true of Europe, Canada, Latin America, Japan, Hong Kong, Singapore and India.

       While we have benefitted from good stock selection in these high-flying sectors, our portfolio's industry exposure has dropped to below the benchmark weights. Our valuation discipline forced us to lower our portfolio positions as the market rocketed up throughout the Fund's fiscal year. These TMT sectors, which now mirror the movement of the US's NASDAQ Composite index, hit their highs in late March and have paralleled the fall in their US peers.

     The International Fund has had strong long-term performance since its inception on June 28, 1994. Our 13.79% annualized return compares favorably to the MSCI All-Country index (9.46%).



                       THE TWENTY-NINE YEAR PERFORMANCE OF
                       THE INTERNATIONAL EQUITY MARKET AND
                          ITS MAJOR REGIONAL COMPONENTS

--------------------------------------------------------------------------------------------------------

                                  THESE INDEX RETURNS ARE IN U.S. DOLLARS. FIVE-YEAR REGIONAL
MSCI INDICES Gross               PERFORMANCE SUCCESS IS NUMBERED FROM #1 (BEST) TO #5 (WORST).
--------------------------------------------------------------------------------------------------------
PERIOD: Jan. 1, 1970                                                           PACIFIC       EMERGING
 to Dec. 31, 1999          INT'L        CANADA       EUROPE       JAPAN       EX JAPAN       MARKETS
--------------------------------------------------------------------------------------------------------
FIVE-YEAR
PERIOD RETURNS
--------------------------------------------------------------------------------------------------------
1970-1974                    3.3%       4.6% (#2)   -0.9% (#3)   16.0% (#1)   -6.2% (#4)      N/A
--------------------------------------------------------------------------------------------------------
1975-1979                   19.0%      17.9% (#4)   18.9% (#2)   18.8% (#3)   27.5% (#1)      N/A
--------------------------------------------------------------------------------------------------------
1980-1984                    9.5%       6.7% (#2)    6.1% (#3)   17.0% (#1)    4.1% (#4)      N/A
--------------------------------------------------------------------------------------------------------
1985-1989                   35.6%      16.9% (#5)   32.3% (#3)   41.4% (#2)   22.4% (#4)    65.8% (#1)
--------------------------------------------------------------------------------------------------------
1990-1994                    2.4%       0.1% (#4)    7.0% (#3)   -3.4% (#5)   15.3% (#1)     9.5% (#2)
--------------------------------------------------------------------------------------------------------
1995-1999                   12.1%      20.5% (#2)   22.5% (#1)    2.1% (#4)    5.0% (#3)     1.5% (#5)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
1970-1999                   13.1%      10.8%        13.8%        14.5%        10.7%           N/A
--------------------------------------------------------------------------------------------------------
1988-1999                    9.3%      11.7%        15.8%         2.1%        12.1%         13.7%
--------------------------------------------------------------------------------------------------------

     The table above presents the performance of the international stock markets from January 1, 1970 to October 31, 1999. Returns are shown in a series of five-year periods. The international returns are followed by those of the world's regions.

     Regional performances are highlighted using ranks from #1 (best) to #5 (worst) to indicate the winners and losers in each five-year period. History shows regional returns are random in their timing, with no area holding a permanent monopoly on performance.

     Note that the international market and its territories all have quite similar long-term records. But observe that the international index has a more stable return pattern than any of its components. This is because regional bull and bear markets tend to offset one another.

     The Fund's design reflects your manager's belief that shareholders will benefit from smoother international performance. A more stable portfolio encourages investors to stay the course in a falling market environment. This promotes success in reaching long-term investment goals.

     The MSCI developed country gross dividends return series is used for Europe, Canada, Japan and the Pacific less Japan. The MSCI emerging markets gross dividends return series starts on January 1, 1988. International returns reflect the MSCI World less US index until the MSCI All-Country less US index starts on January 1, 1988. World less US and All-Country World less US returns are linked across the 1970-1999 period.

--------------------------------------------------------------------------------

            THOMAS WHITE INTERNATIONAL FUND
                GEOGRAPHIC DISTRIBUTION
                   ON APRIL 30, 2000
             BASED ON LONG-TERM SECURITIES
---------------------------------------------------------
CONTINENTAL EUROPE                             43.0%
---------------------------------------------------------
UNITED KINGDOM                                 15.0%
---------------------------------------------------------
AFRICA & MIDDLE EAST                           0.8%
---------------------------------------------------------
CANADA                                         3.8%
---------------------------------------------------------
LATIN AMERICA                                  2.8%
---------------------------------------------------------
JAPAN                                          20.8%
---------------------------------------------------------
FAR EAST                                       5.1%
---------------------------------------------------------
AUSTRALIA & NEW ZEALAND                        3.8%
---------------------------------------------------------
DEVELOPED MARKETS                              95.1%
---------------------------------------------------------
EMERGING MARKETS                               4.9%
---------------------------------------------------------
Total                                         100.0%
--------------------------------------------------------------------------------


     We are proud that the Fund has maintained a **** Morningstar performance rank2 throughout the entire period of its rating eligibility. This indicates that the Fund has stayed in the top third of international funds in terms of its trailing five-year risk-adjusted performance. Morningstar also rates international funds by their investment risk. The Fund's Morningstar Risk3 of
0.60 places the Fund in the top 10% of all international funds. This indicates the Fund has had lower volatility and superior downside performance than comparable funds over the last five years.

     We recommend that you have a significant investment in our International Fund. Why? We believe that the corporate restructuring miracle that has driven the advance of the U.S. stock market since 1990 will be repeated in Europe and Japan over the coming decade.

 PERFORMANCE AT A GLANCE


                             The International Fund
                                       vs
                                  MSCI Indices

                         June 28, 1994 to April 30, 2000


[Graphic Omitted]

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and various benchmarks. The return since inception was112.7% for the Fund, 69.5% for the MSCI All Country World ex US and 137.1% for the MSCI All Country Index. The one-year return for the Fund was 12.6%. The Fund's average annual total return since inception was 13.8%. The MSCI Indices are gross dividends. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.


                    The International Fund vs its Benchmarks


--------------------------------------------------------------------------------------------------------
                                        Thomas White                MSCI                    MSCI
Relative Performance                   International            All Country              All Country
April 30, 2000                              Fund                   World                    World
                                                                   ex US
--------------------------------------------------------------------------------------------------------
One Year                                   12.61%                  16.55%                  13.36%
--------------------------------------------------------------------------------------------------------
Three Years                                14.81%                  13.10%                  18.24%
--------------------------------------------------------------------------------------------------------
Five Years                                 14.51%                  10.28%                  16.78%
--------------------------------------------------------------------------------------------------------
Average Annual Return                      13.79%                  9.46%                   15.93%
Since Inception (June 28, 1994)
--------------------------------------------------------------------------------------------------------
Cumulative Total Return                   112.66%                  69.52%                  137.16%
Since Inception (June 28, 1994)
--------------------------------------------------------------------------------------------------------

MSCI All Country World is a compilation of the market indices for 47 developed and emerging market countries. The MSCI All Country World ex US represents the same countries as the All Country Index except it does not include the U.S. All indices are unmanaged and returns assume the reinvestment of dividends. The International Fund also assumes the reinvestment of dividends and capital gains distributions. The Morningstar World Stock Funds and Morningstar Foreign Stock Funds were removed because they were not representative of the International Fund's investment style. The one-year performance of the Morningstar World Stock Fund average was 26.27%. The one-year performance of the Morningstar Foreign Stock Fund average was 27.27%.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     The Thomas White International Fund is
      designed to benefit from the positive changes occurring in the world.
--------------------------------------------------------------------------------

     These forty-six countries are home to over 1,700 that meet the Fund's quality standards. Each shareholder, is a partial owner of 170 of the undervalued of these firms. International Fund Shareholders are at the very epicenter of what is driving change in today's world: An unprecedented explosion of highly beneficial global capitalism.

     The Fund takes full advantage of the extensive going valuation-based security analysis of companies in resources of the Global Capital Institute. This forty-six countries. Its monthly equity valuation investment research organization is owned by Thomas publications are produced for clients who are asset White International, the Fund's manager. The management organizations located around the world. Institute's professionals perform on-going valuation-based security analysis of companies in forty-six countries. Its monthly equity valuation publications are produced for clients who are asset management organizations located around the world.

DEVELOPED MARKETS        PACIFIC                  LATIN AMERICA
EUROPE                     Australia                Argentina
  Austria                  Hong Kong                Brazil
  Belgium                  Japan                    Chile
  Denmark                  New Zealand              Colombia
  Finland                  Singapore                Mexico
  France                                            Peru
  Germany                EMERGING MARKETS           Venezuela
  Ireland                GREATER EUROPE
  Italy                    Czech Republic         INDIAN SUBCONTINENT
  Netherlands              Greece                   India
  Norway                   Hungary                  Pakistan
  Spain                    Poland                   Sri Lanka
  Sweden                   Portugal
  Switzerland              Russia                 FAR EAST
  United Kingdom           Turkey                   China
                                                    Indonesia
NORTH AMERICA            MIDDLE EAST                Korea
  Canada                   Israel                   Malaysia
                                                    Philippines
                         AFRICA                     Taiwan
                           South Africa             Thailand

--------------------------------------------------------------------------------

DISTRIBUTIONS

     The Funds typically pay dividends annually. On December 14, 1999, the Board of Trustees authorized the following income dividends and capital gains distributions with an ex-date of December 23, 1999, payable on December 22, 1999, for shareholders of record December 22, 1999.

--------------------------------------------------------------------------------
                                       American     American
                        International  Enterprise  Opportunities
                           Fund         Fund         Fund

Ordinary Income         $  0.0655     $   0.0220   $   0.0221

Short-Term Capital Gain $  0.0336     $    -----   $    -----

Long-Term Capital Gain  $  0.8247     $   _-----_  $   _-----_
                        -  ------     -  --------  -  --------

Total Per Share         $  0.9238     $   0.0220   $   0.0221
                        =  ======     =   ======   =   ======
--------------------------------------------------------------------------------

     2) Past performance is not a prediction or guarantee of future results. The investment return and principal value of an investment will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. Data is the most recently available from Morningstar Principia (05/31/00). Morningstar proprietary rankings reflect historical risk-adjusted performance. The rankings are subject to change every month. Morningstar rankings are calculated from the funds' three-, five-, and ten-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The Fund received 4 stars for the three-year period. 10% of the funds in a category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and 10% receive 1 star. The fund was rated among 1073 and 684international equity funds for the 3 and 5 year periods, respectively.

     3)Morningstar Risk: Listed for three, five, and ten years, a statistic that evaluates the fund's downside volatility relative to that of others in its broad asset class. To calculate the Morningstar Risk score, they plot the fund's monthly returns in relation to T-bill returns. They add up the amounts by which the fund fell short of the Treasury Bill's return and divide the result by the total number of months in the rating period. This number is then compared with those of other funds in the same broad asset class. The resulting risk score expresses how risky the fund is, relative to the average fund in its asset class. The average risk score for the fund's asset class is set equal to 1.00; thus a Morningstar risk score of 1.35 for a taxable-bond fund reveals that the fund has been 35% riskier than the average taxable-bond fund for the period considered. The four broad asset classes are domestic stock, international stock, taxable bond, and municipal bond. Data is the most recently available from Morningstar Principia (05/31/00). The International Fund's Morningstar Risk ranked 48 out of 689 international equity funds with a minimum of a five-year record. This past rank is not predictive of future results which may vary due to, among other things, the Fund's recent change of focus to emphasize primarily non-U.S. issuers.


THOMAS WHITE AMERICAN ENTERPRISE FUND+
Investment Portfolio                                April 30, 2000
-----------------------------------------------------------------------------------------------------------------------

Industry
Issue                                                                                              Shares        Value
-----------------------------------------------------------------------------------------------------------------------

Common Stocks (98.5%)
------------------------------------------------

Aerospace (0.8%)
General Dynamics Corporation                                                                        1,700      $99,450
Northrop Grumman Corporation                                                                          900       63,788
                                                                                                          -------------
                                                                                                               163,238

Banking (4.4%)
Chase Manhattan Corporation                                                                         4,700      338,694
Firstar Corporation                                                                                 9,500      236,313
UnionBanCal Corporation                                                                             5,100      141,206
Wells Fargo & Company                                                                               5,700      234,056
                                                                                                          -------------
                                                                                                               950,269

Building (0.4%)
Vulcan Materials Co.                                                                                2,200       96,388

Capital Goods (0.6%)
Caterpillar Inc.                                                                                    3,200      126,200

Chemicals (0.9%)
Dow Chemical Co.                                                                                    1,000      113,000
Sherwin-Williams Company                                                                            2,900       72,138
                                                                                                          -------------
                                                                                                               185,138

Communications (8.8%)
AT&T                                                                                                8,200      382,838
Bell Atlantic Corporation                                                                           3,900      231,075
Broadwing Inc.                                                                                      3,800      107,588
Global Crossing Ltd.                                                                                1,025       32,288
GTE Corporation                                                                                     3,000      203,250
WorldCom, Inc.                                                                                     12,700      577,056
U S WEST, Inc.                                                                                      5,200      370,175
                                                                                                          -------------
                                                                                                             1,904,270

Consumer Durables (1.9%)
Dana Corporation                                                                                    1,800       54,675
Ford Motor Co.                                                                                      2,500      136,719
General Motors Corporation                                                                          1,900      177,888
Goodyear Tire & Rubber Co.                                                                          1,800       49,725
                                                                                                          -------------
                                                                                                               419,007

Consumer Retail (5.3%)
Black & Decker Corporation                                                                          1,800       75,712
Lowe's Companies, Inc.                                                                                600       29,700
Ross Stores, Inc.                                                                                   5,700      118,275
Target Corporation                                                                                  3,700      246,281
TJX Companies, Inc.                                                                                 8,700      166,931
Wal-Mart Stores, Inc.                                                                               9,400      520,525
                                                                                                          -------------
                                                                                                             1,157,424

Consumer Staples (5.8%)
ConAgra, Inc.                                                                                      11,700      220,838
CVS Corporation                                                                                     4,300      187,050
H.J. Heinz Co.                                                                                      5,400      183,600
Kroger Co.                                                                                          7,700      142,931
McCormick & Company, Incorporated                                                                   2,000       62,375
Sara Lee Corporation                                                                               10,600      159,000
SUPERVALU Inc.                                                                                      5,700      117,919
Walgreen Co.                                                                                        6,400      180,000
                                                                                                          -------------
                                                                                                             1,253,713

Energy (7.1%)
Arch Coal, Inc.                                                                                       393        2,112
Ashland Inc.                                                                                        1,600       54,600
BP Amoco p.l.c.                                                                                     4,428      225,828
Chevron Corporation                                                                                 2,200      187,275
Coastal Corporation                                                                                 1,800       90,337
Conoco Inc. Class A                                                                                   500       11,906
Exxon Corporation                                                                                     600       46,613
Phillips Petroleum Co.                                                                              4,800      227,700
Royal Dutch Petroleum Co.                                                                           8,300      476,212
Schlumberger Limited                                                                                  300       22,969
Texaco Inc.                                                                                           300       14,850
USX-Marathon                                                                                        8,200      191,162
                                                                                                          -------------
                                                                                                             1,551,564

Financial Diversified (8.5%)
American Express Co.                                                                                  200       30,013
Berkshire Hathaway Class B*                                                                           150      287,419
Citigroup Inc.                                                                                      7,300      433,894
Fannie Mae                                                                                          4,800      289,500
Freddie Mac                                                                                         2,900      133,219
Lehman Brothers Holdings Inc.                                                                       1,200       98,475
MBNA Corporation                                                                                    6,500      172,656
Morgan Stanley Dean Witter & Co.                                                                    4,200      322,350
T. Rowe Price Associates, Inc.                                                                      1,800       68,625
                                                                                                          -------------
                                                                                                             1,836,151

Health Care (8.4%)
Baxter International Inc.                                                                           1,400       91,175
Biogen, Inc.                                                                                        1,300       76,456
Bristol-Myers Squibb Co.                                                                            6,400      335,600
Cardinal Health, Inc.                                                                               2,700      148,669
Edwards Lifesciences Corp                                                                             280        4,200
Eli Lilly and Co.                                                                                   5,700      440,681
HEALTHSOUTH Corp.*                                                                                    600        4,838
Johnson & Johnson                                                                                   2,000      165,000
Mallinckrodt Inc.                                                                                   1,800       48,375
Merck & Co., Inc.                                                                                   6,700      465,650
PacifiCare Health Systems, Inc.                                                                       700       36,006
                                                                                                          -------------
                                                                                                             1,816,650

Industrial (10.6%)
Cooper Industries, Inc.                                                                             1,000       34,312
Eastman Kodak Co.                                                                                   3,700      206,969
Emerson Electric Co.                                                                                4,400      241,450
General Electric Co.                                                                                3,400      534,650
Honeywell International Inc.                                                                        1,600       89,600
Illinois Tool Works Inc.                                                                            4,200      269,062
Johnson Controls, Inc.                                                                                700       44,319
National Service Industries, Inc.                                                                   1,700       36,550
Pentair, inc.                                                                                       1,500       57,375
PPG Industries, Inc.                                                                                2,100      114,187
Rockwell International Corporation                                                                  2,700      106,312
Textron Inc.                                                                                        1,000       61,937
TRW Inc.                                                                                            5,400      315,900
Union Carbide Corporation                                                                           3,100      182,900
                                                                                                          -------------
                                                                                                             2,295,523

Insurance (3.4%)
American International Group, Inc.                                                                  3,700      405,844
American National Insurance Co.                                                                     1,800       92,925
AXA Financial, Inc.                                                                                 5,600      182,700
CIGNA Corporation                                                                                     600       47,850
MBIA Inc.                                                                                             400       19,775
                                                                                                          -------------
                                                                                                               749,094
Metals (1.0%)
Alcoa Inc.                                                                                          3,400      220,575

Paper & Forest Products (0.6%)
Georgia-Pacific Group                                                                               1,200       44,100
Weyerhaeuser Co.                                                                                    1,700       90,844
                                                                                                          -------------
                                                                                                               134,944

Services (9.3%)
Darden Restaurants, Inc.                                                                            4,400       81,125
Gannett Co., Inc.                                                                                   1,400       89,425
Genuine Parts Company                                                                               3,200       84,000
Knight Ridder                                                                                       1,500       73,594
Liberty Media Group                                                                                14,600      729,088
New York Times Co.                                                                                  2,200       90,612
Pitney Bowes                                                                                        2,400       98,100
Royal Caribbean Cruises Ltd.                                                                        2,400       49,950
SABRE Group Holdings, Inc.*                                                                           600       20,963
Time Warner Inc.                                                                                    3,600      323,775
TRICON Global Restaurants, Inc.*                                                                    3,500      119,437
Viacom Inc. Class B*                                                                                4,900      266,437
                                                                                                          -------------
                                                                                                             2,026,506

Technology (17.1%)
America Online, Inc.*                                                                               2,200      131,588
Cisco Systems, Inc.*                                                                                3,800      263,387
EMC Corporation*                                                                                    3,500      486,281
Gateway, Inc.                                                                                       2,300      127,075
Intel Corporation                                                                                   2,900      367,756
Lexmark International Group, Inc.*                                                                    800       94,400
Lucent Technologies Inc.                                                                            4,400      273,625
Microsoft Corporation*                                                                              3,400      237,150
Motorola, Inc.                                                                                      1,900      226,219
Nokia Corporation                                                                                   5,200      295,750
Oracle Corporation*                                                                                 3,300      263,794
QUALCOMM Inc.*                                                                                        800       86,750
Sun Microsystems, Inc.*                                                                             3,000      275,812
Tellabs, Inc.                                                                                       4,600      252,137
Texas Instruments Inc.                                                                              1,000      162,875
Xilinx Inc.*                                                                                        2,200      161,150
                                                                                                          -------------
                                                                                                             3,705,749

Transportation (0.5%)
Union Pacific Corporation                                                                           2,600      109,525

Utilities (3.1%)
DTE Energy Company                                                                                  3,800      123,975
Entergy Corporation                                                                                 5,000      127,187
FPL Group, Inc.                                                                                     2,700      122,006
GPU, Inc.                                                                                           2,000       56,125
Nicor Inc.                                                                                          3,200      108,400
PG&E Corporation                                                                                    2,800       72,625
Texas Utilities Company                                                                             1,700       57,269
                                                                                                          -------------
                                                                                                               667,587


                                                                                                          -------------
                                                Total Common Stocks                (Cost $21,424,907)       21,942,516

-----------------------------------------------------------------------------------------------------------------------

Short-Term Obligations (1.6%)
                                                                                                Principal
                                                                                                   Amount
Firstar Bank USA Variable Demand Note  5.83%, due 5/2/00                                           $2,691        2,691
Wisconsin Corp Central Credit Union Variable
Demand Note   5.83%, due 5/2/00                                                                   342,813      342,813
                                                                                                          -------------
                                                Total Short-Term Obligations       (Cost $345,504)             345,504

-----------------------------------------------------------------------------------------------------------------------
Total Investments:                              100.1%                             (Cost $21,770,411)       21,715,019
Other Assets, Less Liabilities:                  (0.1)%                                                        (5,310)
                                                ---------
                                                                                                          =============
Total Net Assets:                               100.0%                                                     $21,709,709
                                                ======
                                                                                                          =============


*  Non-Income Producing Securities

+ Formerly the Thomas American Growth Fund, see Note 5.

See Notes to Financial Statements.

THOMAS WHITE AMERICAN OPPORTUNITIES FUND
Investment Portfolio                                April 30, 2000
--------------------------------------------------------------------------------------------------------------------------------
Industry
Issue                                                                                                        Shares        Value
---------------------------------------------------------------------------------------------------------------------------------

Common Stocks (98.2%)
---------------------------------------------------

Aerospace (1.0%)
General Dynamics Corporation                                                                                    700      $40,950
Northrop Grumman Corporation                                                                                    900       63,788
                                                                                                                    -------------
                                                                                                                         104,738

Banking (5.9%)
AmSouth Bancorporation                                                                                        1,200       17,475
Bank of America Corporation                                                                                   1,200       58,800
Chase Manhattan Corporation                                                                                   1,100       79,269
Cullen/Frost Bankers, Inc.                                                                                    1,600       39,500
Firstar Corporation                                                                                           2,800       69,650
M&T Bank Corporation                                                                                            150       65,888
Mellon Bank Corporation                                                                                       1,000       32,125
North Fork Bancorporation, Inc.                                                                               1,800       29,138
Republic Bancorp Inc.                                                                                         3,360       35,846
UnionBanCal Corporation                                                                                       2,300       63,681
Wells Fargo & Company                                                                                         1,700       69,806
Zions Bancorporation                                                                                          1,300       53,950
                                                                                                                    -------------
                                                                                                                         615,128

Building (0.4%)
USG Corporation                                                                                                 400       16,700
Vulcan Materials Co.                                                                                            600       26,288
                                                                                                                    -------------
                                                                                                                          42,988

Capital Goods (2.6%)
Briggs & Stratton Corporation                                                                                   600       23,025
Caterpillar Inc.                                                                                                800       31,550
GATX Corporation                                                                                              1,000       35,750
Graco Inc.                                                                                                    1,500       50,813
Lincoln Electric Holdings, Inc.                                                                               1,500       28,594
Manitowoc Company, Inc.                                                                                       1,200       39,825
Tennant Co.                                                                                                     900       31,331
York International Corporation                                                                                1,300       31,362
                                                                                                                    -------------
                                                                                                                         272,250

Chemicals (1.7%)
Cytec Industries Inc.*                                                                                        1,000       30,125
Dow Chemical Co.                                                                                                300       33,900
Sherwin-Williams Company                                                                                      1,400       34,825
Solutia Inc.                                                                                                  1,400       19,075
Union Carbide Corporation                                                                                       500       29,500
W.R. Grace & Co.*                                                                                             2,100       27,300
                                                                                                                    -------------
                                                                                                                         174,725
Communications (6.0%)
Broadwing Inc.                                                                                                4,300      121,744
CenturyTel, Inc.                                                                                              1,300       31,850
Cox Communications, Inc.                                                                                        184        7,878
Global Crossing Ltd.                                                                                          2,100       66,150
GTE Corporation                                                                                               1,100       74,525
Loral Space & Communications Ltd.                                                                             2,900       28,456
WorldCom, Inc.                                                                                                2,250      102,234
Telephone and Data Systems, Inc.                                                                                500       51,000
U S WEST, Inc.                                                                                                1,500      106,781
Valassis Communications, Inc.                                                                                 1,050       35,766
                                                                                                                    -------------
                                                                                                                         626,384

Consumer Durables (2.4%)
Arvin Industries, Inc.                                                                                          600       13,050
Dana Corporation                                                                                                500       15,188
Ford Motor Co.                                                                                                  400       21,875
General Motors Corporation                                                                                      400       37,450
Goodyear Tire & Rubber Co.                                                                                      400       11,050
Maytag Corporation                                                                                              900       30,994
Meritor Automotive, Inc.                                                                                      1,400       21,000
Mohawk Industries, Inc.                                                                                       1,200       29,775
Navistar International Corporation*                                                                             500       17,500
PACCAR Inc.                                                                                                     500       23,781
Whirlpool Corporation                                                                                           400       26,050
                                                                                                                    -------------
                                                                                                                         247,713

Consumer Retail (4.0%)
American Eagle Outfitters, Inc.                                                                               1,000       17,000
AnnTaylor Stores Corporation                                                                                    900       18,619
Fossil, Inc.                                                                                                  1,100       22,825
Jones Apparel Group, Inc.                                                                                       900       26,719
Ross Stores, Inc.                                                                                             2,600       53,950
Talbots, Inc.                                                                                                 1,200       60,675
Target Corporation                                                                                            1,000       66,563
TJX Companies, Inc.                                                                                           1,600       30,700
Wal-Mart Stores, Inc.                                                                                         1,400       77,525
Zale Corporation*                                                                                               900       37,125
                                                                                                                    -------------
                                                                                                                         411,701

Consumer Staples (6.1%)
Alberto-Culver Co. CL A                                                                                       2,700       61,088
Brown Forman Corporation                                                                                        900       49,106
Canandaigua Brands, Inc.*                                                                                     1,000       50,375
ConAgra, Inc.                                                                                                 2,000       37,750
CVS Corporation                                                                                               1,800       78,300
Helen of Troy Limited*                                                                                        2,800       18,550
H.J. Heinz Co.                                                                                                  400       13,600
IBP, Inc.                                                                                                     3,000       49,500
Kimberly-Clark Corporation                                                                                      800       46,450
Kroger Co.                                                                                                    2,000       37,125
Lancaster Colony Corporation                                                                                    900       23,625
Longs Drug Stores Corporation                                                                                 1,700       39,525
McCormick & Company, Incorporated                                                                             1,200       37,425
Sara Lee Corporation                                                                                            700       10,500
Scotts Company                                                                                                  700       25,288
SUPERVALU Inc.                                                                                                2,500       51,719
                                                                                                                    -------------
                                                                                                                         629,926

Energy (6.0%)
Allegheny Energy, Inc.                                                                                          900       27,338
Coastal Corporation                                                                                           1,800       90,338
Conoco Inc CL A                                                                                               4,200      100,012
Exxon Corporation                                                                                               900       69,919
Mitchell Energy/Dev'b'                                                                                        3,000       71,813
Phillips Petroleum Co.                                                                                        2,400      113,850
Royal Dutch Petroleum Co.                                                                                     1,800      103,275
Tosco Corporation                                                                                             1,500       48,094
                                                                                                                    -------------
                                                                                                                         624,639
Financial Diversified (6.2%)
A.G. Edwards, Inc.                                                                                              700       26,337
AMCORE Financial, Inc.                                                                                          500        9,969
American Express Company                                                                                        500       75,031
Berkshire Hathaway Class B*                                                                                      15       28,742
Capital One Financial Corporation                                                                               900       39,375
Citigroup Inc.                                                                                                1,600       95,100
Fannie Mae                                                                                                    1,600       96,500
Freddie Mac                                                                                                   1,000       45,937
Goldman Sachs Group, Inc.                                                                                       300       27,975
Morgan Stanley Dean Witter & Co.                                                                                800       61,400
SLM Holding Corporation                                                                                         800       25,050
T. Rowe Price Associates, Inc.                                                                                1,600       61,000
Waddell & Reed Financial, Inc.                                                                                1,800       47,925
                                                                                                                    -------------
                                                                                                                         640,341
Health Care (9.0%)
Abbott Laboratories                                                                                             900       34,594
Allergan, Inc.                                                                                                1,000       58,875
Arrow International, Inc.                                                                                     1,900       64,837
Baxter International Inc.                                                                                       900       58,612
Beckman Coulter, Inc.                                                                                           900       58,331
Biogen, Inc.*                                                                                                   600       35,288
Bristol-Myers Squibb Co.                                                                                        900       47,194
CIGNA Corporation                                                                                               500       39,875
Columbia/HCA Healthcare Corporation                                                                           1,600       45,500
DENTSPLY International Inc.                                                                                   1,500       43,594
Dura Pharmaceuticals, Inc.                                                                                    3,400       44,200
Edwards Lifesciences Corp                                                                                       180        2,700
Eli Lilly and Company                                                                                         1,000       77,313
First Health Group Corporation                                                                                  500       15,219
HEALTHSOUTH Corporation*                                                                                      4,500       36,281
Humana Inc.*                                                                                                  2,000       15,375
Johnson & Johnson                                                                                               900       74,250
Merck & Co., Inc.                                                                                               800       55,600
Orthodontic Centers of America, Inc.*                                                                         2,300       48,731
PacifiCare Health Systems, Inc.*                                                                                500       25,719
Tenet Healthcare Corporation*                                                                                 2,000       51,000
                                                                                                                    -------------
                                                                                                                         933,088

Industrial (12.9%)
AptarGroup, Inc.                                                                                              1,400       39,900
Ball Corporation                                                                                                800       25,200
BFGoodrich Company                                                                                            1,200       38,250
C&D Technologies, Inc.                                                                                        1,500       96,656
CLARCOR Inc.                                                                                                  2,200       39,600
Cooper Industries, Inc.                                                                                       1,000       34,312
Corning Incorporated                                                                                            747      147,533
Crane Co.                                                                                                     1,600       43,000
Dionex Corporation*                                                                                           1,000       36,375
Eastman Kodak Co.                                                                                               700       39,156
GenCorp Inc.                                                                                                  2,200       22,138
General Electric Co.                                                                                            400       62,900
Harris Corporation                                                                                            1,400       45,237
Honeywell International Inc.                                                                                    900       50,400
Illinois Tool Works Inc.                                                                                        800       51,250
Johnson Controls, Inc.                                                                                          700       44,319
Littelfuse, Inc.*                                                                                             2,100       74,550
Microchip Technology Incorporated                                                                             2,100      130,331
Myers Industries, Inc.                                                                                        2,200       30,800
National Service Industries, Inc.                                                                             1,000       21,500
Pentair, Inc.                                                                                                 1,200       45,900
PPG Industries, Inc.                                                                                            800       43,500
Rockwell International Corporation                                                                            1,000       39,375
Standex International Corporation                                                                             1,400       23,012
Timken Co.                                                                                                    1,700       31,450
Trinity Industries, Inc.                                                                                      1,400       31,150
TRW Inc.                                                                                                        900       52,650
                                                                                                                    -------------
                                                                                                                       1,340,444

Insurance (2.5%)
Ambac Financial Group, Inc.                                                                                     700       33,600
American International Group, Inc.                                                                              600       65,812
American National Insurance Co.                                                                                 400       20,650
Arthur J. Gallagher & Co.                                                                                     1,000       37,250
AXA Financial, Inc.                                                                                           1,700       55,463
HCC Insurance Holdings, Inc.                                                                                  1,000       11,750
Lincoln National Corporation                                                                                  1,000       34,813
                                                                                                                    -------------
                                                                                                                         259,338

Paper & Forest Products (0.8%)
Georgia-Pacific Group                                                                                           400       14,700
Mead Corporation                                                                                                800       27,850
Wausau-Mosinee Paper Corporation                                                                              1,500       18,187
Weyerhaeuser Co.                                                                                                400       21,375
                                                                                                                    -------------
                                                                                                                          82,112

Metals (0.5%)
Alcoa Inc.                                                                                                      800       51,900

Services (10.0%)
Applebee's International, Inc.                                                                                  900       32,794
Brinker International, Inc.*                                                                                  1,400       44,625
Central Newspapers, Inc.                                                                                        800       24,550
Chris-Craft Industries, Inc.                                                                                    618       37,968
Darden Restaurants, Inc.                                                                                      1,500       27,656
Diebold, Incorporated                                                                                         2,400       69,300
Gannett Co., Inc.                                                                                               500       31,937
Grey Advertising Inc.                                                                                           100       44,000
Hollinger International Inc.                                                                                  2,200       27,775
Knight Ridder                                                                                                 1,300       63,781
Liberty Media Group                                                                                           1,600       79,900
Media General Cl'a'                                                                                             600       29,512
Petco Animal Supplies, Inc.                                                                                   3,400       39,313
Pre-Paid Legal Services, Inc.*                                                                                1,400       44,800
Royal Caribbean Cruises Ltd.                                                                                  2,000       41,625
SABRE Group Holdings, Inc.*                                                                                   1,700       59,394
Time Warner Inc.                                                                                                900       80,944
TRICON Global Restaurants, Inc.*                                                                              1,100       37,538
True North Communications Inc.                                                                                1,600       65,900
United Stationers Inc.                                                                                        2,200       73,425
Viacom Inc. Class B*                                                                                          1,500       81,562
                                                                                                                    -------------
                                                                                                                       1,038,299

Technology (15.1%)
Adaptec, Inc.*                                                                                                1,900       51,300
Apple Computer, Inc.*                                                                                         1,400      173,687
Cisco Systems, Inc.                                                                                           1,400       97,038
Comverse Technology, Inc.*                                                                                      400       35,675
EMC Corporation*                                                                                              1,000      138,937
Intel Corporation                                                                                               800      101,450
Lexmark International Group, Inc.*                                                                            1,000      118,000
Linear Technology Corporation                                                                                 1,800      102,825
Microsoft Corporation*                                                                                          600       41,850
Motorola, Inc.                                                                                                  300       35,719
Network Appliance, Inc.                                                                                         400       29,575
Nokia Corporation                                                                                             2,000      113,750
Oracle Corporation*                                                                                           2,800      223,825
QUALCOMM Inc.*                                                                                                  800       86,750
Siebel Systems, Inc.*                                                                                           900      110,587
Sun Microsystems, Inc.                                                                                          300       27,581
Symantec Corporation*                                                                                           700       43,706
Texas Instruments Incorporated                                                                                  200       32,575
                                                                                                                    -------------
                                                                                                                       1,564,830

Transportation (1.3%)
Burlington Northern Santa Fe Corporation                                                                        600       14,475
Canadian Pacific Limited                                                                                      2,200       52,387
Newport News Shipbuilding Inc.                                                                                  900       30,037
Union Pacific Corporation                                                                                       800       33,700
                                                                                                                    -------------
                                                                                                                         130,599
Utilities (3.8%)
Citizens Utilities Company                                                                                    3,000       48,187
DTE Energy Co.                                                                                                  800       26,100
Energen Corporation                                                                                             900       16,481
Hawaiian Electric Industries, Inc.                                                                              800       29,600
Kansas City Power & Light Company                                                                             1,200       30,825
NorthWestern Corporation                                                                                        900       20,700
NSTAR                                                                                                         1,000       44,062
OGE Energy Corp.                                                                                              1,300       25,756
Otter Tail Power Co.                                                                                          1,200       31,200
PG&E Corporation                                                                                                900       23,344
PP&L Resources, Inc.                                                                                          1,600       38,200
TXU Corp.                                                                                                       500       16,844
Vectren Corporation                                                                                           1,966       39,566
                                                                                                                    -------------
                                                                                                                         390,865


Total Common Stocks                                                                    (Cost $9,260,273)               9,984,749
                                                                                                                    -------------

---------------------------------------------------------------------------------------------------------------------------------

Short-Term Obligations (1.9%)
                                                                                                          Principal
                                                                                                             Amount
Wisconsin Corp Central Credit Union Variable
Demand Note   5.83%, due 5/2/00                                                                             193,606      193,606
                                                                                                                    -------------
                                                   Total Short-Term Obligations        (Cost $193,606)                   193,606

---------------------------------------------------------------------------------------------------------------------------------

Total Investments:                                  101.1%                             (Cost $9,453,879)              10,375,614
Other Assets, Less Liabilities:                      (0.1)%                                                             (11,023)
                                                   ---------
                                                                                                                    =============
Total Net Assets:                                   100.0%                                                           $10,364,591
                                                   =======
                                                                                                                    =============
*   Non-Income Producing Securities
    See Notes to Financial Statements.

THOMAS WHITE INTERNATIONAL FUND
Investment Portfolio                                        April 30, 2000
-----------------------------------------------------------------------------------------------------------------------------------
Country                            Issue                                            Industry                    Shares    Value
-----------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS:                              98.4%

-----------------------------------------------------------------------------------------------------------------------------------
ARGENTINA:                                  0.2%

                                  PC Holdings S.A.                                           Energy              2,256     $34,545
                                  Telecom Argentina                                  Communications              8,000      44,500
                                                                                                                       ------------
                                                                                                                            79,045


-----------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA:                                   3.5%

                                  Broken Hill Property ADR                          Metals & Mining              3,100      65,681
                                  Broken Hill Property                              Metals & Mining              8,432      90,492
                                  Fosters Breweries Group                          Consumer Staples             44,000     110,880
                                  National Australia Bank ADR                               Banking              4,300      69,921
                                  National Australia Bank                                   Banking              5,121     293,206
                                  News Corporation Limited ADR                             Services              6,000     308,625
                                  Rio Tinto Plc                                     Metals & Mining              2,300     149,212
                                  Telstra Corporation                                Communications             83,100     354,987
                                  Woodside Petroleum                                         Energy             19,300     118,952
                                                                                                                       ------------
                                                                                                                         1,561,956

-----------------------------------------------------------------------------------------------------------------------------------
BELGIUM:                                     1.6%

                                  Fortis AG                                               Insurance              8,500     214,586
                                  Groupe Bruxelles Lambert                    Financial Diversified              1,200     291,273
                                  Solvay                                                  Chemicals              2,800     189,382
                                                                                                                       ------------
                                                                                                                           695,241


-----------------------------------------------------------------------------------------------------------------------------------
BRAZIL:                                      1.2%

                                  Eletrobras PNB                                          Utilities          6,284,000     103,058
                                  Petrobras PN                                               Energy            409,000      96,688
                                  Tele Brasil-Telebras Hldrs Ads                     Communications              1,700     200,919
                                  Vale do Rio Doce PN                               Metals & Mining              4,600     113,570
                                                                                                                       ------------
                                                                                                                           514,235


-----------------------------------------------------------------------------------------------------------------------------------
CANADA:                                       3.8%

                                  Alcan Aluminum                                    Metals & Mining              2,500      81,875
                                  BCE Inc.                                           Communications              2,800     324,459
                                  Bombardier Inc.                                     Capital Goods             10,100     271,693
                                  Nortel Networks Corporation                            Technology              4,000     453,000
                                  Rogers Communication                                     Services              2,400      62,400
                                  Royal Bank of Canada                                      Banking              4,800     226,621
                                  Shell Canada                                               Energy              9,100     181,385
                                  Toronto Dominion Bank                                     Banking              3,000      69,375
                                                                                                                       ------------
                                                                                                                         1,670,808







CZECH REPUBLIC:                                0.3%

                                  SPT Telecom*                                       Communications              5,000      92,788
                                  TABAK                                            Consumer Staples                200      32,123
                                                                                                                       ------------
                                                                                                                           124,911

-----------------------------------------------------------------------------------------------------------------------------------
FINLAND:                                      2.7%

                                  Nokia                                              Communications             20,800   1,192,216

-----------------------------------------------------------------------------------------------------------------------------------
FRANCE:                                     11.0%

                                  Assurances Generales de France (AGF)                    Insurance              9,900     491,850
                                  Altran Technologies                                    Technology              1,200     245,236
                                  Aventis                                                Healthcare              5,100     280,500
                                  Banqu National de Paris (BNP)                             Banking              4,100     331,354
                                  Carrefour Supermarche                             Consumer Retail              3,400     221,309
                                  L' Oreal                                         Consumer Staples                450     305,182
                                  Pinault-Printempts-Redoute                        Consumer Retail              1,200     242,073
                                  Renault                                         Consumer Durables              5,600     246,145
                                  Societe Generale                                          Banking              1,700     352,055
                                  STMicroelectronics                                     Technology              4,900     935,009
                                  Suez Lyonnaise des Eaux                                 Utilities                700     109,773
                                  Societe Television Francaise (TF1)                       Services                300     205,364
                                  Total Fina Elf                                             Energy              5,833     885,025
                                                                                                                       ------------
                                                                                                                         4,850,875


-----------------------------------------------------------------------------------------------------------------------------------
GERMANY:                                      4.9%

                                  BASF                                                    Chemicals              9,700     419,304
                                  DaimlerChrysler                                 Consumer Durables              3,400     197,818
                                  Deutsche Telekom                                   Communications              9,000     576,818
                                  MG Technologies                                        Industrial              9,450     149,567
                                  R W E                                                   Utilities              7,800     251,018
                                  Schering                                               Healthcare              1,700     240,318
                                  Thyssen                                                Industrial             15,000     313,635
                                                                                                                       ------------
                                                                                                                         2,148,478


-----------------------------------------------------------------------------------------------------------------------------------
GREECE:                                      0.5%

                                  Alpha Credit Bank                                         Banking              1,554      86,296
                                  EFG Eurobank                                              Banking              1,200      31,955
                                  Ergo Bank                                                 Banking              1,230      23,966
                                  Hellenic Telecommunications Organization
                                  (OTE)                                              Communications              3,555      80,139
                                                                                                                       ------------
                                                                                                                           222,356


-----------------------------------------------------------------------------------------------------------------------------------
HONG KONG:                                   3.7%

                                  Cathay Pacific Airways                             Transportation             58,000     104,615
                                  China Telecom (Hong Kong)*                         Communications             42,800     309,067
                                  CLP Holdings                                            Utilities             25,900     116,040
                                  HSBC Holdings                                             Banking             45,200     504,830
                                  Hutchinson                                             Industrial             25,200     367,184
                                  Sun Hung Kai Properties                     Financial Diversified             31,600     250,503
                                                                                                                       ------------
                                                                                                                         1,652,239
                                                                                                                       ------------

-----------------------------------------------------------------------------------------------------------------------------------
HUNGARY:                                      0.3%

                                  Matav ADR                                          Communications              4,400     153,175

-----------------------------------------------------------------------------------------------------------------------------------
INDONESIA:                                    0.2%

                                  Astra International                                      Services            115,000      46,425
                                  Indosat                                            Communications            108,000      47,012
                                                                                                                       ------------
                                                                                                                            93,437
                                                                                                                       ------------


-----------------------------------------------------------------------------------------------------------------------------------
ISRAEL:                                       0.4%

                                  Bezeq Israel Telecom                               Communications             17,000      90,146
                                  IDB Holding Corporation                     Financial Diversified              2,000      69,005
                                                                                                                       ------------
                                                                                                                           159,151


-----------------------------------------------------------------------------------------------------------------------------------
ITALY:                                        3.0%

                                  Mediaset                                                 Services             18,700     308,550
                                  San Paolo-IMI                                             Banking             22,600     317,220
                                  Telecom Italia Mobile                                Communications           44,400     424,220
                                  Telecom Italia                                       Communications           19,100     267,226
                                                                                                                       ------------
                                                                                                                         1,317,216


-----------------------------------------------------------------------------------------------------------------------------------
JAPAN:                                       20.5%

                                  The 77 Bank                                               Banking             15,000     107,538
                                  Asahi Bank                                                Banking             23,000     110,494
                                  Asahi Chemical Industries                               Chemicals             17,000      97,689
                                  Bank Tokyo-Mitsubishi                                     Banking             20,000     257,574
                                  Canon                                                  Technology              6,000     273,836
                                  Chubu Electric Power                                    Utilities              8,000     131,559
                                  Dai Nippon Printing                                      Services              5,000      84,672
                                  Daiwa House Industries                                   Building             10,000      66,518
                                  Daiwa Securities                            Financial Diversified             14,000     213,415
                                  East Japan Railway                                 Transportation                 50     295,639
                                  Familymart                                        Consumer Retail              4,000     146,341
                                  Fuji Heavy Industries                           Consumer Durables             20,000     152,438
                                  Fuji Photo Film                                          Services              5,000     200,018
                                  Fujitsu                                                Technology              8,000     226,164
                                  Hirose Electric                                        Technology              1,400     168,921
                                  Honda Motor                                     Consumer Durables              5,000     223,115
                                  Jusco                                             Consumer Retail             12,000     221,729
                                  KAO Corporation                                  Consumer Staples             12,000     364,745
                                  Kirin Brewery                                    Consumer Staples             12,000     155,986
                                  Komatsu                                             Capital Goods             32,000     153,731
                                  Matsushita Electric Industrial                      Capital Goods              7,000     184,959
                                  Mitsubishi Heavy Industries                         Capital Goods             36,000     111,751
                                  Nintendo                                                 Services              2,400     399,113
                                  Nippon Telephone & Telegraph                       Communications                 25     309,497
                                  Nippon Telephone & Telegraph Mobile                Communications                 15     500,277
                                  Olympus Optical                                        Technology             15,000     245,565
                                  Ono Pharmaceutical                                    Health Care              5,000     208,333
                                  Oracle Corporation Japan                               Technology                300     241,131
                                  Orix Corporation                            Financial Diversified                960     136,763
                                  Pioneer Electric                                       Technology              8,000     218,034
                                  Rohm                                                   Technology              1,100     366,870
                                  Sankyo                                                Health Care              4,000      87,952
                                  Sanwa Bank                                                Banking             17,000     163,968
                                  Seven-Eleven Japan                                Consumer Retail              1,000     122,875
                                  Shimano                                         Consumer Durables              7,000     129,989
                                  Shin-Etsu Chemical                                      Chemicals              3,000     158,259
                                  Softbank                                                  Banking                900     221,175
                                  Sony Corporation                                       Technology              4,000     458,610
                                  Suzuki Motor                                    Consumer Durables              9,000     133,786
                                  Takefuji                                    Financial Diversified                900      95,039
                                  Tokyo Electric Power                                    Utilities              6,000     141,352
                                  Toyo Seikan                                       Metals & Mining              5,000      88,229
                                  Toyota Motor Company                            Consumer Durables              3,000     148,836
                                  Yamanouchi Pharmaceutical                             Health Care              7,000     369,272
                                  Yasuda Fire & Marine Insurance                          Insurance             36,000     145,343
                                                                                                                       ------------
                                                                                                                         9,039,100

-----------------------------------------------------------------------------------------------------------------------------------
MALAYSIA:                                     0.5%

                                  Golden Hope Plantations                          Consumer Staples             39,000      41,254
                                  Telekom Malaysia                                   Communications             29,000     100,734
                                  Tenaga Nasional                                         Utilities             30,000      99,471
                                                                                                                       ------------
                                                                                                                           241,459


-----------------------------------------------------------------------------------------------------------------------------------
MEXICO:                                        1.4%

                                  Cemex ADR                                                Building              4,080      89,250
                                  Telefonos de Mexico ADR                            Communications              8,800     517,550
                                                                                                                       ------------
                                                                                                                           606,800


-----------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS:                                  7.5%

                                  ABN-AMRO Holdings                                         Banking             13,500     277,977
                                  Aegon                                                   Insurance              3,100     222,777
                                  Ahold                                             Consumer Retail             10,100     235,513
                                  Heineken                                         Consumer Staples              3,900     216,273
                                  ING Groep                                               Insurance              8,847     482,724
                                  KPN                                                Communications              8,400     846,491
                                  Philips Electronics                                    Industrial             10,800     481,777
                                  Royal Dutch Petroleum                                      Energy              9,800     564,836
                                                                                                                       ------------
                                                                                                                         3,328,368


NEW ZEALAND:                                  0.2%

                                  Telecom Corporation of New Zealand                 Communications              2,200      74,463

-----------------------------------------------------------------------------------------------------------------------------------
PAKISTAN:                                     0.1%

                                  Pakistan Telephone                                 Communications                650      38,350

-----------------------------------------------------------------------------------------------------------------------------------
PHILIPPINES:                                  0.3%

                                  Philippine National Bank                                  Banking             26,900      60,269
                                  San Miguel                                       Consumer Staples             52,400      65,998
                                                                                                                       ------------
                                                                                                                           126,267


-----------------------------------------------------------------------------------------------------------------------------------
POLAND:                                       0.2%

                                  Telekom Polska                                     Communications             12,500      91,671

-----------------------------------------------------------------------------------------------------------------------------------
RUSSIA:                                       0.2%

                                  Lukoil ADR                                                 Energy                800      46,400
                                  Gazprom ADR*                                               Energy              3,500      23,386
                                                                                                                       ------------
                                                                                                                            69,786



-----------------------------------------------------------------------------------------------------------------------------------
SINGAPORE:                                    1.2%

                                  City Developments                           Financial Diversified             13,000      58,981
                                  DBS Group Holdings                                        Banking             11,630     160,000
                                  Singapore Airlines                                 Transportation             16,000     167,666
                                  Singapore Telecommunications                       Communications            108,600     156,395
                                                                                                                       ------------
                                                                                                                           543,042


-----------------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA:                                 0.4%

                                  Anglo American Corp                               Metals & Mining              1,100      46,640
                                  De Beers                                          Metals & Mining              1,400      28,709
                                  Liberty International                                   Insurance              1,400      13,115
                                  Nedcor                                                    Banking                700      13,281
                                  Rembrandt Group                                  Consumer Staples              7,200      57,359
                                  South African Breweries                          Consumer Staples              3,714      27,056
                                                                                                                       ------------
                                                                                                                           186,160



-----------------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA:                                  1.2%

                                  Pohang Iron & Steel                               Metals & Mining              2,200     172,075
                                  SK Telecom                                         Communications              1,340     356,206
                                                                                                                       ------------
                                                                                                                           528,281


-----------------------------------------------------------------------------------------------------------------------------------
SPAIN:                                         3.2%

                                  Banco Popular Espanol                                     Banking             11,600     313,200
                                  Gas Natural                                             Utilities             10,300     172,103
                                  Telefonica de Espana                               Communications             26,466     588,988
                                  Union Electrica Fenosa                                  Utilities             17,600     337,119
                                                                                                                       ------------
                                                                                                                         1,411,410

-----------------------------------------------------------------------------------------------------------------------------------
SWEDEN:                                         4.3%

                                  Electrolux - B Shares                           Consumer Durables             17,200     291,678
                                  Ericsson ADR                                           Technology              8,500     751,719
                                  Nordic Baltic Holdings                                    Banking             69,200     437,635
                                  Skanska - B Shares                                       Building              5,500     201,314
                                  Stora Enso  - R Shares                             Forest & Paper             21,000     212,730
                                                                                                                       ------------
                                                                                                                         1,895,076


-----------------------------------------------------------------------------------------------------------------------------------
SWITZERLAND:                                  4.2%

                                  Adecco                                                   Services                355     296,950
                                  Nestle                                           Consumer Staples                270     476,793
                                  Novartis                                              Health Care                200     279,872
                                  Richemont                                        Consumer Staples                120     292,071
                                  Roche Holdings                                        Health Care                 25     259,222
                                  Swiss Re                                                Insurance                150     245,716
                                                                                                                       ------------
                                                                                                                         1,850,624


-----------------------------------------------------------------------------------------------------------------------------------
THAILAND:                                     0.4%

                                  Advanced Info Service                              Communications             11,900     139,466
                                  Thai Airways International*                        Transportation             30,000      32,319
                                                                                                                       ------------
                                                                                                                           171,785


-----------------------------------------------------------------------------------------------------------------------------------
TURKEY:                                       0.6%

                                  Akbank                                                    Banking          2,690,400      60,265
                                  Arcelik                                         Consumer Durables          1,165,800      99,093
                                  Koc Holdings                                    Consumer Durables            566,200     113,466
                                                                                                                       ------------
                                                                                                                           272,824

-----------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM:                               14.7%

                                  Abbey National                                            Banking             23,000     262,053
                                  Allied Zurich                                           Insurance             16,300     159,474
                                  ARM Holdings                                           Technology              7,000     222,250
                                  Bank of Scotland                                          Banking             23,900     209,096
                                  Barclays                                                  Banking              8,000     201,673
                                  BG Group                                                Utilities             58,222     353,087
                                  BP Amoco                                                   Energy             60,800     522,892
                                  British Telecommunications                         Communications             28,000     498,117
                                  Corus Group                                       Metals & Mining             96,800     129,712
                                  Daily Mail & General Trust                               Services             11,600     176,318
                                  Dixons Group                                      Consumer Retail             20,304      83,364
                                  GKN                                                    Industrial             14,800     199,779
                                  Glaxo Wellcome                                        Health Care             15,200     468,203
                                  Legal & General Group                                   Insurance             80,400     205,141
                                  Provident Financial                         Financial Diversified             11,800     100,385
                                  Rolls-Royce                                             Aerospace             97,600     341,005
                                  Royal Bank of Scotland Group                              Banking             23,425     363,502
                                  Smithkline Beecham                                    Health Care             30,700     416,568
                                  Tesco                                             Consumer Retail             54,200     182,079
                                  Thus                                                   Technology             25,000     138,440
                                  Unilever                                         Consumer Staples             24,285     144,564
                                  Vodaphone AirTouch                                 Communications            173,309     790,185
                                  WPP Group                                                Services             20,900     331,850
                                                                                                                       ------------
                                                                                                                         6,499,742


Total Common Stocks                                                                (Cost $35,355,212)                   43,410,742


-----------------------------------------------------------------------------------------------------------------------------------
TIME DEPOSIT:                                1.3%
                                                                                                            Par  Value
                                  The Northern Trust Company Eurodollar
                                  Time Deposit   5.02%, due 5/01/00                 (Cost $592,321)           $592,321     592,321

-----------------------------------------------------------------------------------------------------------------------------------

Total Investments                    99.7%                                         (Cost $35,947,533)                   44,003,063
Other Assets, Less Liabilities:        0.3%                                                                                133,278
                                  ============                                                                       ==============
Total Net Assets:                     100%                                                                             $44,136,341
                                  ============                                                                       ==============

*  Non-Income Producing Securities

See Notes to Financial Statements.

Thomas White FUNDS FAMILY
Statements of Assets and Liabilities
April 30, 2000
-------------------------------------------------------------------------------------------------------------------------
                                                                     American           American
                                                                    Enterprise        Opportunities       International
                                                                      Fund+               Fund                 Fund
                                                                  ---------------    ----------------     ---------------
ASSETS

Investments in securities at value1                            $      21,715,019  $       10,375,614  $       43,410,742
Cash                                                                     -------             -------             592,321
Receivables:
     Dividends and interest                                               21,722               8,074             165,453
     Securities sold                                                     -------             -------             108,325
Prepaid expenses                                                             197                 143               1,755
                                                                  ---------------    ----------------     ---------------
                                   Total assets                       21,736,938          10,383,831          44,278,596
                                                                  ---------------    ----------------     ---------------

LIABILITIES

Payable for securities purchased                                         -------             -------             103,238
Due to advisor                                                            16,164               6,919              35,824
Accrued expenses                                                          11,065              12,321               3,193
                                                                  ---------------    ----------------     ---------------
                                   Total liabilities                      27,229              19,240             142,255
                                                                  ---------------    ----------------     ---------------

NET ASSETS

Source of Net Assets:
    Net capital paid in on shares of beneficial interest       $      21,683,462  $        9,242,761  $       34,002,580
    Undistributed net investment income (Accumulated
net investment loss)                                                       9,676              10,376            (34,913)
    Accumulated net realized gain (loss)                                  71,963             189,719           2,113,144
    Net unrealized appreciation (depreciation)                          (55,392)             921,735           8,055,530
                                                                  ---------------    ----------------     ---------------

                                   Net assets                  $      21,709,709  $       10,364,591  $       44,136,341
                                                                  ===============    ================     ===============

Shares outstanding                                                     1,805,854             914,200           3,277,892

Net asset value per share                                      $           12.02  $            11.34  $            13.46
                                                                  ===============    ================     ===============

1        Cost Basis:
         American Enterprise Fund: $21,770,411
         American Opportunities Fund: $9,453,879
         International Fund: $35,355,212

+ Formerly the Thomas White American Growth Fund, see Note 5.

See Notes to Financial Statements.

Thomas White FUNDS FAMILY
Statements of Operations
Six Months Ended April 30, 2000
-----------------------------------------------------------------------------------------------------------------------
                                                                   American           American
                                                                  Enterprise        Opportunities       International
                                                                    Fund+               Fund                 Fund
                                                                ---------------    ----------------     ---------------
INVESTMENT INCOME

Income:
    Dividends                                                $         162,691  $           79,822   $         264,719  (1)
    Interest                                                             8,150               2,076              12,774
                                                                ---------------    ----------------     ---------------
         Total investment income                                       170,841              81,898             277,493
                                                                ---------------    ----------------     ---------------

Expenses:
    Investment management fees (note 3)                                108,479              49,829             227,106
    Custodian fees                                                       3,491               3,721              28,839
    Transfer Agent fees                                                  5,575               6,206              11,269
    Audit fees and expenses                                              7,518               4,034               9,733
    Trustees' fees and expenses                                          2,989               1,447               5,774
    Printing expenses                                                    1,422               1,084               2,743
    Legal fees and expenses                                              8,713               5,427              22,797
    Registration fees                                                    3,878               1,550              15,950
    Other expenses                                                       3,735               1,647               6,906
                                                                ---------------    ----------------     ---------------
         Total expenses                                               145,800               74,945             331,117
         Reimbursement from Investment Manager                           (546)             (10,076)             -------
                                                                ---------------    ----------------     ---------------
         Net expenses                                                  145,254              64,869             331,117
                                                                ---------------    ----------------     ---------------
                Net investment income (loss)                            25,587              17,029            (53,624)
                                                                ---------------    ----------------     ---------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain on investments                                      151,563              190,733           2,113,144
Unrealized appreciation (depreciation) on investments                (296,224)             360,171           1,281,376
                                                                ---------------    ----------------     ---------------
        Net gain (loss) on investments                               (144,661)             550,904           3,394,520
                                                                ---------------    ----------------     ---------------

        Net increase (decrease) in net assets from
        operations                                           $       (119,074)  $          567,933  $        3,340,896
                                                                ===============    ================     ===============


1 Net of foreign taxes withheld of $32,630.
+ Formerly the Thomas White American Growth Fund, see Note 5.

See Notes to Financial Statements.

Thomas White funds family
Statements of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                                                         American Enterprise Fund+              American Opportunities Fund
                                                                                           --------------------------------------
                                                     --------------     ---------------
                                                      Six Months          Year Ended         Six Months       March 4, 1999 (c)
                                                      Ended April        October 31,        Ended April         to October 31,
                                                       30, 2000              1999             30, 2000               1999
                                                     --------------     ---------------    --------------- -- -------------------
Change in net assets from operations:
     Net investment income                        $         25,587   $          24,955  $           17,029  $             13,847
     Net realized gain (loss)                              151,563             (79,601)            190,733                (1,015)
     Unrealized appreciation (depreciation)               (296,224)            240,832             360,171               561,564
                                                     --------------     ---------------    --------------- -- -------------------
Net increase (decrease) in net assets from
operations                                               (119,074)             186,186            567,933                574,396

Distributions to shareholders:
     From net investment income                           (40,865)           ---------           (20,499)              ---------
     From net realized gain                              ---------           ---------                                 ---------

Fund share transactions (Note 2)                         (244,580)          21,928,042          (113,497)              9,356,258
                                                     --------------     ---------------    --------------- -- -------------------
           Total increase (decrease)                     (404,519)          22,114,228            433,937              9,930,654

Net assets:
Beginning of period                                     22,114,228           ---------          9,930,654              ---------
                                                     --------------     ---------------    --------------- -- -------------------

End of period                                     $     21,709,709   $      22,114,228  $      10,364,591  $           9,930,654
                                                     ==============     ===============    =============== == ===================

(c)  Commencement of operations.

                                                             International Fund
                                                     -----------------------------------
                                                       Six Months          Year Ended
                                                      Ended April         October 31,
                                                        30, 2000              1999
                                                     --------------- --- ---------------
Change in net assets from operations:
     Net investment income (loss)                 $         (53,624)   $        236,025
     Net realized gain                                    2,113,144           9,410,278
     Unrealized appreciation (depreciation)               1,281,376           (355,667)
                                                     --------------- --- ---------------
Net increase in net assets from operations                3,340,896           9,290,636

Distributions to shareholders:
     From net investment income                           (204,312)           (551,470)
     From net realized gain                             (2,675,813)        (10,655,149)

Fund share transactions (Note 2)                          2,010,228        (13,883,090)
                                                     --------------- --- ---------------
           Total increase (decrease)                      2,471,999        (15,799,073)

Net assets:
Beginning of period                                      41,665,341          57,464,415
                                                     --------------- --- ---------------

End of period                                     $      44,136,341   $      41,665,342
                                                     =============== === ===============


(c)  Commencement of operations.
  +   Formerly the Thomas White American Growth Fund, see Note 5.

See Notes to Financial Statements.

THOMAS WHITE FUNDS FAMILY
Notes to Financial Statements
Six Months Ended April 30, 2000
---------------------------------------------------------------------------------------------------------------------------------

Note 1.       Summary of Accounting Policies

Lord Asset Management Trust (the "Trust") was organized as a Delaware business trust on February 9, 1994, as an open-end diversified management investment company. The Trust currently has three series of Shares, the Thomas White American Enterprise Fund (the "American Enterprise Fund") that commenced operations on November 1, 1998, the Thomas White American Opportunities Fund (the "American Opportunities Fund") that commenced operations on March 4, 1999, and the Thomas White International Fund (the "International Fund") that commenced operations on June 28, 1994. The investment objective of the Funds is to seek long-term capital growth. The American Enterprise Fund primarily invests in equity securities of large U.S. companies. The American Opportunities Fund will also invest in U.S. equity securities, with a focus on mid-size and small companies. The International Fund will primarily invest in equity securities of companies located in the world's developed countries outside of the U.S. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

(a) Valuation of securities. Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees.

(b) Foreign currency translation. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells a foreign security it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction.

         The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

         Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

(c) Income taxes. It is each Fund's intention to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for federal income taxes. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

(d) Use of estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

THOMAS WHITE FUNDS FAMILY
Notes to Financial Statements
Six Months Ended April 30, 2000
---------------------------------------------------------------------------------------------------------------------------------


(e) Other. Investment transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund.

Note 2. Transactions in Shares of Beneficial Interest (All amounts in thousands) As of April 30, 2000, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:

                                    American Enterprise Fund (see Note 5)                      American Opportunities Fund
                              ---------------------------------------------------    -----------------------------------------------
                                                                                                                   March 4, 1999
                                    Six Months                     Year                    Six Months             (commencement of
                                      Ended                       Ended                      Ended                 operations) to
                                  April 30, 2000             October 31, 1999            April 30, 2000           October 31, 1999
                              -----------------------     -----------------------    -----------------------    --------------------
                               Shares       Amount        Shares        Amount        Shares       Amount       Shares       Amount
                              ---------    ----------     --------     ----------    ---------    ----------    --------     -------
Shares sold                         77  $        916        1,835   $     21,969            8  $         92         929   $    9,386
Shares issued on
reinvestment of                      3            41
dividends & distributions      -------       -------      -------        -------            2            18     -------      -------
Shares redeemed                  (107)       (1,202)          (3)           (41)         (22)         (223)         (3)         (30)
                              ---------    ----------     --------     ----------    ---------    ----------    --------     -------

Net increase (decrease)           (27)  $      (245)        1,832   $     21,928         (11)  $      (113)         926   $    9,356
                              ---------    ----------     --------     ----------    ---------    ----------    --------     -------

                                              International Fund
                              ---------------------------------------------------

                                    Six Months                     Year
                                      Ended                       Ended
                                  April 30, 2000             October 31, 1999
                              -----------------------     -----------------------
                               Shares       Amount        Shares        Amount
                              ---------    ----------     --------     ----------
Shares sold                        203  $      2,807          407   $      5,426
Shares issued on
reinvestment of
dividends & distributions          202         2,863          849         11,158
Shares redeemed                  (261)       (3,660)      (2,353)       (30,467)
                              ---------    ----------     --------     ----------

Net increase (decrease)            144  $      2,010      (1,097)   $   (13,883)
                              ---------    ----------     --------     ----------


Note 3. Investment Management Fees and Other Transactions with Affiliates The Funds pays monthly an investment management fee to Thomas White International, Ltd. (the "Advisor") at the rate of 1% of the Funds' average daily net assets. For the current fiscal year the Advisor has contractually agreed to reduce its management fee for the American Enterprise Fund and the American Opportunities Funds to the extent that the total operating fees do exceed 1.35% of each Fund's average daily net assets.

Note 4.     Investment Transactions
During the six months ended April 30, 2000, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, were as follows:

                  Fund                         Purchases            Sales
------------------------------------------ ------------------ ------------------
American Enterprise Fund (see Note 5)              7,148,135          7,576,473
American Opportunities Fund                        3,421,615          3,666,328
International Fund                                11,090,252         11,992,687

The cost of securities for federal income tax purposes was the same for each Fund as that shown in the investment portfolio.

THOMAS WHITE FUNDS FAMILY
Notes to Financial Statements
Six Months Ended April 30, 2000
---------------------------------------------------------------------------------------------------------------------------------

At April 30, 2000, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:

                                                                              Net Unrealized
                                             Unrealized       Unrealized       Appreciation
                  Fund                      Appreciation     Depreciation     (Depreciation)
------------------------------------------ ---------------- --------------- -------------------
American Enterprise Fund (see Note 5)            2,288,119     (2,343,511)            (55,392)
American Opportunities Fund                      1,882,899       (961,164)             921,735
International Fund                              10,712,203     (2,656,673)           8,055,530


Note 5.       Name Change
On March 1, 2000, the Thomas White American Growth Fund changed its name to the Thomas White American Enterprise Fund. This name change did not represent a change in the investment objective or the policies of the Fund.


Note 6.       Financial Highlights

                                                   American Enterprise Fund+               American Opportunities Fund
                                             ------------------------------------- --- ------------------------------------
                                                                                                            March 4, 1999
                                               Six Months              Year             Six Months          (commencement
                                                  Ended                Ended               Ended           of operations)
                                             April 30, 2000         October 31,          April 30,               to
                                                                       1999                2000              October 31,
                                                                                                                1999
---------------------------------------- --- ---------------- --- ---------------- --- -------------- ---- ----------------
  Per share operating performance
  (For a share outstanding throughout the period)

  Net asset value, beginning of period    $            12.07   $            10.00   $          10.73  $              10.00
                                         --- ---------------- --- ---------------- --- -------------- ---- ----------------
                                                                                                      ---- ----------------

  Income from investment operations:
    Net investment income                               0.03                 0.01               0.03                  0.02
    Net realized and unrealized gains                 (0.06)                 2.06               0.60                  0.71
  (losses)
                                         --- ---------------- --- ---------------- --- -------------- ---- ----------------
                                                                                                      ---- ----------------
                                                      (0.03)                 2.07               0.63                  0.73
  Distributions:
    From net investment income                        (0.02)              -------             (0.02)               -------
    From net realized gains                          -------              -------            -------               -------
                                         --- ---------------- --- ---------------- --- -------------- ---- ----------------
                                                                                                      ---- ----------------
                                                      (0.02)              -------             (0.02)               -------

  Change in net asset value for the                   (0.05)                 2.07               0.61                  0.73
  period
                                                                                                      ---- ----------------
                                         === ================ === ================ === ============== ==== ================
  Net asset value, end of period          $            12.02   $            12.07   $          11.34  $              10.73
                                         === ================ === ================ === ============== ==== ================
                                                                                                      ==== ================

  Total Return                                       (0.23)%  **           20.70%              5.90%  **             7.30%  **
  Ratios/supplemental data
  Net assets, end of period (000)         $           21,710   $           22,114   $         10,365    $            9,931
  Ratio to average net assets:
   Expenses (net of reimbursement)                     1.34%  *+            1.35%  *+          1.30%  *+             1.35%  *+
   Net investment income                               0.24%  *             0.23%  *           0.34%  *              0.22%  *
  Portfolio turnover rate                             32.66%  **            4.58%             34.29%  **             3.53%  **

*    Annualized   **     Not annualized
+ In the absence of the expense reimbursement, expenses for the American Enterprise and American Opportunities Funds would have been 1.36% and 1.50%, respectively, of average net assets.
+    Formerly the Thomas White American Growth Fund, see Note 5.

THOMAS WHITE FUNDS FAMILY
Notes to Financial Statements
Period Ended April 30, 2000
---------------------------------------------------------------------------------------------------------------------------------


                                                                         International Fund
                                    ---------------------------------------------------------------------------------------------

                                     Six Months
                                       Ended          Year Ended     Year Ended      Year Ended     Year Ended       Year Ended
                                     April 30,        October          October       October          October          October
                                        2000           31, 1999       31, 1998        31, 1997       31, 1996         31, 1995
                                 -- ------------- --- ----------- -- ------------ -- ----------- -- ------------ --- ------------
Per share operating performance
(For a share outstanding throughout the period)

Net asset value, beginning of    $         13.30   $       13.58  $        13.23  $       12.33  $        11.31  $         10.50
period
                                 -- ------------- --- ----------- -- ------------ -- ----------- -- ------------ --- ------------
                                                                                                 -- ------------ --- ------------

Income from investment
operations:
  Net investment income (loss)            (0.01)            0.07            0.15           0.20            0.19             0.19
  Net realized and unrealized               1.10            2.32            0.93           1.65            1.51             0.71
gains
                                 -- ------------- --- ----------- -- ------------ -- ----------- -- ------------ --- ------------
                                                                                                 -- ------------ --- ------------
                                            1.09            2.39            1.08           1.85            1.70             0.90
Distributions:
  From net investment income              (0.07)          (0.13)          (0.19)         (0.19)          (0.20)           (0.09)
  From net realized gains                 (0.86)          (2.54)          (0.54)         (0.76)          (0.48)                -
                                 -- ------------- --- ----------- -- ------------ -- ----------- -- ------------ --- ------------
                                                                                                 -- ------------ --- ------------
                                          (0.93)          (2.67)          (0.73)         (0.95)          (0.68)           (0.09)

Change in net asset value for               0.16          (0.28)            0.35           0.90            1.02             0.81
the      period
                                                                                                 -- ------------ --- ------------
                                 == ============= === =========== == ============ == =========== == ============ === ============
Net asset value, end of period   $         13.46   $       13.30  $        13.58  $       13.23  $        12.33  $         11.31
                                 == ============= === =========== == ============ == =========== == ============ === ============
                                                                                                 == ============ === ============

Total Return                               7.80%  **      18.78%           8.64%         15.80%          15.63%            8.65%
Ratios/supplemental data
Net assets, end of period (000)  $        44,136   $      41,665  $       57,464  $      47,996  $       39,157   $       32,979
Ratio to average net assets:
Expenses (net of reimbursement)            1.46%           1.44%           1.42%          1.47%           1.50%            1.49%
Net investment income                    (0.24)%           0.46%           1.13%          1.60%           1.63%            2.08%
Portfolio turnover rate                   25.06%  **      67.48%          51.41%         48.19%          51.22%           64.54%

**     Not annualized
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